Capital commitments	12 Months Ended
Jun. 30, 2026
Capital commitments
Capital commitments

23.Capital commitments

The Company has 100 per cent ownership of the Pilot Mountain, Garfield, Pilot Mountain North, and Stonewall, Kibby Basin, White Elephant and Cinch projects, and an earn-in option for up to 100 per cent of the Tempiute Project and up to 100 per cent of the Golconda Summit Project.

On 1 November 2021, the Company acquired Black Fire Industrial Minerals Pty Ltd from Thor Mining Plc in order to acquire the Pilot Mountain Project. Certain mining claims within the Pilot Mountain Project are subject to a two per cent royalty held by Nevada Select Royalty based on actual proceeds from the sale of minerals. In addition, Nevada Select Royalty is entitled to receive non-refundable prepayments in respect of the Pilot Metals Royalty at a current rate of US$40,000 per annum. Guardian Metal is committed to approximately $80,000 per annum for vehicle management costs/claim related fees.

In January 2025, the Company signed an option agreement to purchase 100 per cent of the Tempiute Tungsten Project. During the term of the agreement, the Company is committed to paying the owner US$25,000 every six months, which is to be netted against the purchase price should the Company elect to exercise its option. Further, the Company shall pay the owner US$25,000 on the fifth anniversary of the deed and on each succeeding anniversary until the Company commences commercial production of minerals from the property. Each payment represents an advance payment of any royalties due to the owner. The agreement allows the Company to terminate at any time without incurring additional liabilities beyond payments accrued up to the termination date. As such, no liability for future payments has been recognised in the financial statements. Guardian Metal is committed to approximately $60,000 per annum for vehicle management costs/claim related fees.

On 21 May 2021, the Company became the operator of the Golconda Summit Project when it entered into an Assignment and Assumption Agreement with GR Silver Mining and the Company was also assigned the Golconda Option Agreement to earn-in up to 100 per cent. GR Silver Mining historically entered into the Golconda Option Agreement to acquire 100 per cent title and interest with Eureka Resources, a private Nevada based company. Under the terms of the Assignment and Assumption Agreement, the Company has assumed the obligation to pay the remaining liability of US$275,000 due under the Golconda Option Agreement to Eureka Resources. Eureka Resources holds a 1 per cent net smelter royalty over the Golconda Summit Project which can be bought back at any time by the Company within one year after commencement of production for US$1,000,000. Annual payments of US$50,000 are payable by the Company on or before 11 August of each of 2023, 2024, 2025, 2026 and 2027 and the Company holds an option to purchase the leased claims for US$335,000, less the amount of annual payments made. Guardian Metal is committed to approximately $10,000 per annum for vehicle management costs/claim related fees.

23.Capital commitments (continued)

On 17 June 2021, Golden Metal Resources, LLC acquired the Garfield and Stonewall Projects from the Sunrise Resources Group. Under the terms of the Acquisition Agreements, the Sunrise Resources Group retain a 2 per cent royalty over the Garfield and Stonewall Projects. 1 per cent of each project royalty may be repurchased by the Company for US$1,000,000 at any time. Guardian Metal is committed to approximately $45,000 per annum for costs/claim related fees in relation to Garfield, and approximately $4,000 per annum in relation to Stonewall.

The Company is not committed to any costs in relation to the Kibby Basin, Pilot North, White Elephant or Cinch projects, but continues to pay the $35,000 per annum yearly maintenance claim fees.